UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

OXFORD LANE CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

Maryland	001-35041	27-2859071
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Sound Shore Drive, Suite 255, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 983-5275

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OXLC	The Nasdaq Global Select Market
6.75% Series 2024 Term Preferred Shares	OXLCM	The Nasdaq Global Select Market
6.25% Series 2027 Term Preferred Shares	OXLCP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

This Current Report on Form 8-K includes as an exhibit a consent of PricewaterhouseCoopers LLP, Oxford Lane Capital Corp.’s (the “Company”) independent auditor, related to the incorporation by reference into the Company’s Registration Statement on Form N-2 (File No. 333-236574) (the “Registration Statement”) of its report, dated May 12, 2021, relating to the Company’s financial statements, which were included in the Company’s Annual Report on Form N-CSR for the year ended March 31, 2021, filed with the Securities and Exchange Commission on May 12, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of Independent Registered Public Accounting Firm (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Oxford Lane Capital Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Lane Capital Corp.

Date: May 12, 2021	By:	/s/ Bruce L. Rubin
Bruce L. Rubin
Chief Financial Officer, Corporate Secretary and Treasurer